UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  February 24, 2005
                              (February 22, 2005)

                            BLACKHAWK BANCORP, INC.
                            -----------------------

             (Exact name of registrant as specified in its charter)


     Wisconsin                      0-18599                    39-1659424
  ---------------          ------------------------      ---------------------
  (State or other          (Commission File Number)      (IRS Employer Number)
  jurisdiction of
  incorporation)


       400 Broad Street, Beloit, WI                         53511
       ----------------------------                         -----
 (Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code:  (608) 364-8911
                                                           --------------


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 24, 2005, Blackhawk Bancorp, Inc. issued a press release announcing earnings for its fourth quarter results of operations, the text of which is furnished as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          99.1 Press Release dated February 24, 2005



                           *     *     *     *     *




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  February 24, 2005                BLACKHAWK BANCORP, INC.

                                        /s/Todd J. James
                                        ----------------------------------
                                        Todd J. James
                                        Executive Vice President and CFO
                                        (Duly authorized officer of the
                                        registrant and principal financial
                                        officer)